Exhibit 10.1
PURCHASE AGREEMENT
May 30, 2007
Deutsche Bank Securities Inc.
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
c/o Deutsche Bank Securities Inc.
     60 Wall Street
     New York, New York 10005
Ladies and Gentlemen:
          NII Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”) $1,000,000,000 principal amount of its 3.125% Convertible Notes due 2012 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture to be dated as of June 5, 2007 (the “Indenture”) between the Company and Wilmington Trust Company, as trustee (the “Trustee”). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $200,000,000 principal amount of its 3.125% Convertible Notes due 2012 (the “Additional Securities”) if and to the extent that the Initial Purchasers shall have determined to exercise the right to purchase such Additional Securities granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.” The Securities will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Underlying Securities”) in accordance with the terms of the Securities and the Indenture.
          The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.
          The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined herein) between the Company and the Initial Purchasers (the “Registration Rights Agreement”).
          In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, and “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule III(a) hereto. As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein. For purposes of this Agreement, the term “Applicable Time” is 9:00 a.m. on May 31, 2007. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communications shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”)

pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.
          1. Representations and Warranties The Company represents and warrants to, and agrees with, the Initial Purchasers that:
          (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Applicable Time and on the Closing Date (as defined in Section 4), the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) none of the Additional Written Offering Communications identified in Schedule III(b) hereto conflict with the information contained in the Time of Sale Memorandum or the Final Memorandum and each such Additional Written Offering Communication, as supplemented by and taken together with the Time of Sale Memorandum, as of the Applicable Time did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Time of Sale Memorandum or the Final Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein.
          (b) Except for the Additional Written Offering Communications, if any, identified in Schedule III hereto furnished to the Initial Purchasers before first use, the Company has not used or referred to, and will not without the Initial Purchasers’ prior consent, use or refer to, any Additional Written Offering Communication.
          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries listed on Schedule II (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole (a “Material Adverse Effect”).
          (d) Each of the Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent that such jurisdiction recognizes the legal concept of good standing), has the power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent that such jurisdiction recognizes the legal concept of good standing) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued shares of capital stock, membership interests or equity interests, as the case may be, of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent that such jurisdiction recognizes the legal concept of non-assessability) and except as set forth on Schedule II are owned directly or indirectly by the Company, and, except as described in the Time of Sale Memorandum and the Final Memorandum, are free and clear of all liens, encumbrances, equities or claims. The Subsidiaries listed on Schedule II are all of the subsidiaries of the Company other than inactive subsidiaries.
          (e) This Agreement has been duly authorized, executed and delivered by the Company.
          (f) The Company has an authorized capitalization as set forth in the Time of Sale Memorandum and the Final Memorandum and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Time of Sale Memorandum and the Final Memorandum under the caption “Description of Capital Stock.”
          (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.
          (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.
          (i) Each of the Indenture and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the parties thereto as of the Closing Date, will be a valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.
          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company or (iii) any agreement or other instrument binding upon the Company or any of the Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except, with respect to clauses (i) and (iii), to the extent that any contravention would not have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement and as to which the failure to so obtain would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Indenture, the Securities and the Registration Rights Agreement.

          (k) The consolidated financial statements, together with the related schedules and notes, incorporated by reference in the Time of Sale Memorandum and the Final Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited financial statements, to normal year-end adjustments); and said financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved.
          (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum provided to prospective purchasers of the Securities (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).
          (m) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject, other than proceedings accurately described in the Time of Sale Memorandum, that would have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Time of Sale Memorandum.
          (n) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.
          (o) To the knowledge of the Company, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.
          (p) The Company is not, and after giving effect to the offering and sale of the Securities and the concurrent issuance and sale of the Common Stock and the application of the proceeds thereof as described in each of the Time of Sale Memorandum and the Final Memorandum, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
          (q) Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation or by-laws (or comparable corporate documents) and neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any

Subsidiary is subject, except for such violations or defaults that are described in the Time of Sale Memorandum or would not result in a Material Adverse Effect.
          (r) Subsequent to the date as of which information is given in the Time of Sale Memorandum, (i) neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business or not described in or contemplated by the Time of Sale Memorandum; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than repurchases of unvested shares of the Company’s capital stock pursuant to its equity incentive plans and repurchases described in or contemplated by the Time of Sale Memorandum); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Time of Sale Memorandum.
          (s) The Company and its Subsidiaries own or have the right to use, or can acquire or obtain the right to use on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or have the right to use such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect, or except as described in the Time of Sale Memorandum. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.
          (t) Except as described in the Time of Sale Memorandum, each of the Company and the Subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings, if any, with all federal, state and local and foreign governmental, administrative or regulatory authorities and organizations, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Memorandum, including providing digital enhanced specialized mobile radio services as currently conducted by them, except to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings, if any, would not have a Material Adverse Effect and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.
          (u) PricewaterhouseCoopers LLP, who has certified the financial statements and supporting schedules for the Company incorporated by reference in the Time of Sale Memorandum, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.
          (v) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (w) Except as disclosed or incorporated by reference in the Time of Sale Memorandum, the Company’s internal control over financial reporting, as determined in Rule 13a-15(f) of the Exchange Act, were evaluated for effectiveness by management of the Company and were determined to be effective as of December 31, 2006, and since the date of the latest audited financial statements included in the Time of Sale Memorandum, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.
          (x) Except as disclosed or incorporated by reference in the Time of Sale Memorandum, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that information relating to the Company and its subsidiaries that is required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is made known to the Company’s management, including its principal executive officer and principal financial officer, and by others within those entities as appropriate to allow timely decisions regarding required disclosure; such disclosure controls and procedures were evaluated for effectiveness by management of the Company and were determined to be effective as of March 31, 2007, and since the date of such evaluation, there have been no significant changes in the disclosure controls and procedures that are reasonably likely to materially adversely affect the disclosure controls and procedures.
          (y) Except as disclosed in the Time of Sale Memorandum, the Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are effective as of the date hereof.
          (z) None of the Company or any of its Subsidiaries has committed any act in violation of the Foreign Corrupt Practices Act, as amended, that would have a Material Adverse Effect.
          (aa) Except as described in the Time of Sale Memorandum and except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.
          (bb) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
          (cc) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers on the Closing Date in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”).

          (dd) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
          2. Agreements to Sell and Purchase Upon the basis of the representations and warranties of the Initial Purchasers herein contained, the Company hereby agrees to sell to the Initial Purchasers, and the Initial Purchasers, upon the basis of the representations and warranties of the Company herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company $1,000,000,000 principal amount of Firm Securities at a purchase price of 98.125% of the principal amount thereof (the “Purchase Price”).
          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers, and the Initial Purchasers shall have the right to purchase up to $200,000,000 principal amount of Additional Securities at the Purchase Price solely to cover over-allotments. Deutsche Bank Securities Inc. may exercise this right in whole or from time to time in part by giving written notice of each election to exercise this right not later than 13 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased (the “Option Closing Date”). Each Option Closing Date must be at least one business day after the written notice is given and may not be earlier than the Closing Date (as defined in Section 4 hereof) nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4.
          The Company hereby agrees that, without the prior written consent of Deutsche Bank Securities Inc., it will not, during the period ending 90 days after the date of the Time of Sale Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of its common stock, par value $0.001 per share (the “Common Stock”), or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the issuance and sale of the Securities under this Agreement and any issuance of Underlying Securities upon conversion of any Securities, (B) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) the issuance or sale by the Company of shares of Common Stock or any other security, other than securities substantially similar to the Securities and convertible into shares of Common Stock, in consideration for or in connection with the financing of the acquisition of stock, companies or assets, including spectrum and (D) the granting of any options, deferred shares or other equity awards under the Company’s equity incentive plans, so long as such options do not vest and become exercisable or such deferred shares or other awards do not vest, in each case, in the absence of extraordinary events or occurrences beyond the control of the grantee or recipient, until after the expiration of such 90-day period.
          3. Terms of the Offering The Initial Purchasers have advised the Company that they will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Time of Sale Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.
          4. Payment and Delivery Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the Initial Purchasers at 10:00 a.m., New York City time, on June 5,

2007, or at such other time on the same or such other date, not later than June 18, 2007, as shall be designated in writing by the Initial Purchasers. The time and date of such payment are hereinafter referred to as the “Closing Date.”
          Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the account of the Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than June 28, 2007, as shall be designated in writing by the Initial Purchasers.
          The Securities shall be in definitive form or global form, as specified by the Initial Purchasers, and registered in such names and in such denominations as the Initial Purchasers shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the account of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor.
          5. Conditions to the Initial Purchasers’ Obligations The obligation of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:
          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and prior to any subsequent Option Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and
     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.
          (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
          (c) The Initial Purchasers shall have received on the Closing Date an opinion of Williams Mullen, outside counsel for the Company, dated the Closing Date, in the form set forth in Exhibit A.

          (d) The Initial Purchasers shall have received on the Closing Date the opinions of special foreign counsel for the Company in Argentina, Brazil, Chile, Mexico and Peru, dated the Closing Date, in the respective forms set forth in Exhibits B-1, B-2, B-3, B-4 and B-5.
          (e) The Initial Purchasers shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated the Closing Date.
          (f) The Initial Purchasers shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from PricewaterhouseCoopers LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Time of Sale Memorandum and the Final Memorandum; provided that the letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
          (g) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between the Initial Purchasers and certain officers of the Company as set forth in Schedule IV hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Initial Purchasers on or before the date hereof, shall be in full force and effect on the Closing Date.
          (h) At or prior to the Closing Date, the Company and the Trustee shall have executed and delivered the Indenture, and the Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement in the form of Exhibit D hereto.
          (i) The Initial Purchasers shall have received from the Chief Executive Officer and the Vice President and Treasurer of the Company a letter, in form and substance satisfactory to the Initial Purchasers and dated the date hereof, relating to certain financial information included or incorporated by reference in the Time of Sale Memorandum that is not covered in the “comfort letters” referenced in 5(f) above.
          (j) Counsel for the Initial Purchasers shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained.
          (k) The obligation of the Initial Purchasers to purchase Additional Securities hereunder is subject to the delivery to the Initial Purchasers on each Option Closing Date of each of the documents referred to above dated as of the Option Closing Date (except that insofar as any documents relate to Securities, they may be limited to covering only Additional Securities).
          6. Covenants of the Company In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with the Initial Purchasers as follows:
          (a) To furnish to the Initial Purchasers in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (e), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

          (b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to the Initial Purchasers a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.
          (c) To furnish to the Initial Purchasers a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Additional Written Offering Communication to which the Initial Purchasers reasonably object.
          (d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.
          (e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.
          (f) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.
          (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses (which shall not include any Initial Purchaser’s discounts or commissions payable to such Initial Purchaser) incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar, paying agent or depositary, (vii) the cost of printing certificates representing the Securities, if printed, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, the Indenture and the Registration Rights Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Initial Purchasers will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Securities by it and any advertising expenses connected with any offers it may make.
          (h) Not to, and use its reasonable best efforts to ensure that no Affiliate will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.
          (i) Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
          (j) While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.
          (k) If requested by the Initial Purchasers, to use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.
          (l) During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not resell, and will use its best efforts to prevent its affiliates (as such term is defined in Rule 144 under the Securities Act) from reselling, any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been acquired by any of them.
          (m) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.
          7. Offering of Securities; Restrictions on Transfer The Initial Purchasers represent and warrant that each of the Initial Purchasers is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each of the Initial Purchasers agrees with the Company that (i) it has not solicited and will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions,” and (iii) it will not use or refer to, and represents that it has not used or referred to, any Additional Written Offering Communication without the Company’s prior consent other than written communications that contain the possible terms of the Securities and/or information that was included (including through incorporation by reference) in the Time of Sale Memorandum or the Final Memorandum.
          8. Indemnity and Contribution(a) The Company will indemnify and hold harmless each of the Initial Purchasers against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, or the Final Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein.
          (b) The Initial Purchasers will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Company, or the Final Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein in light of the circumstances under which they were made not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, or the Final Memorandum or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations including, but not limited to, the timeliness of the notice given as required by Section 8(c). The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts to the price to the public at which the Initial Purchasers purchased the Securities from the Company and commissions received by the Initial Purchasers, in each case as set forth in the Final Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and resold to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to the Initial Purchasers and each persons, if any, who control the Initial Purchasers within the meaning of the Act; and the obligations of the Initial Purchasers under this Section 8 shall be in addition to any liability which the Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to the Company, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.
          9. Termination Deutsche Bank Securities Inc. may terminate this Agreement by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.
          10. Effectiveness This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
          If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.
          11. Counterparts This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          12. Applicable Law This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
          13. Headings The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
          14. Absence of Fiduciary Relationship The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchasers, on the other, (b) in connection therewith and with the process leading to such transaction the Initial Purchasers are acting solely as principals and not the agents or fiduciaries of the Company, (c) the Initial Purchasers have not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchasers have advised or are currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (d) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Initial Purchasers have acted in any capacity other than as initial purchasers pursuant to this Agreement, or owe any fiduciary duty to the Company, in connection with the offering, purchase or sale of the Securities or the process leading thereto.
          15. Entire Agreement This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Initial Purchasers with respect to the subject matter hereof.
          16. Waiver of Jury Trial The Company and the Initial Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Very truly yours, NII HOLDINGS, INC.
By:	/s/
	Name:	Gary D. Begeman
	Title:	Vice President and General Counsel

Accepted as of the date hereof:

DEUTSCHE BANK SECURITIES INC.
BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.

BY: DEUTSCHE BANK SECURITIES INC.

By:	/s/
(Deutsche Bank Securities Inc.)

By:	/s/
(Deutsche Bank Securities Inc.)

SCHEDULE I

Principal Amount of Initial
Initial Purchasers	Securities to be Purchased

Deutsche Bank Securities Inc	$750,000,000
Bear, Stearns & Co. Inc	$125,000,000
Goldman, Sachs & Co	$125,000,000

Total	$1,000,000,000

I-1

SCHEDULE II
Subsidiaries
Nextel International (Services), Ltd.
NII Funding Corp.
NII Aviation, Inc.
Nextel International (Mexico), Ltd.
Nextel International (Uruguay), Inc.
McCaw International (Brazil), Ltd.
Airfone Holdings, Inc.
NII Holdings (Cayman), Ltd.
Centennial Cayman Corp.
Nextel International (Peru) LLC
Nextel International (Indonesia) LLC
Nextel International (Argentina), Ltd.
Nextel Telecomunicações S.A.
Nextel Telecomunicações Ltda.
Nextel Telecomunicações de Longa Distancia, Ltda.
Nextel Communications Argentina S.A.
Radio Movil Digital Argentina S.A.
Comunicaciones Nextel de México, S.A. de C.V.
Multifon S.A. de C.V.
Prestadora de Servicios de Radiocomunicación S.A. de C.V.
Radiophone S.A. de C.V.
Servicios NII, S.A. de C.V.
Servicios de Radiocomunicación Móvil de México, S.A. de C.V.
Inversiones Nextel de México, S.A. de C.V.
Teletransportes Integrales, S.A. de C.V.
NII Telecom, S.R.L. de C.V.
Fonotransportes Nacionales S.A. de C.V.
Fonotransportes, S.A. de C.V.
Delta Comunicaciones Digitales, S.A. de C.V.
NII PCS, S.A. de C.V.
Cosmofrecuencias, S.A. de C.V.
Operadora de Comunicaciones, S.A. de C.V.
Nextel Chile S.A.
Multikom S.A.
Centennial Cayman Corp. Chile S.A.
Conect S.A.
Nextel del Perú S.A.
Nextel Servicios Integrados S.R.L.
Millicom Peru S.A.
Nextel Uruguay S.A.
Holding Protel, S.A. de C.V.

II-1

SCHEDULE III
a)      Additional Written Offering Communications included in the Time of Sale Memorandum:
Pricing Term Sheet, dated May 30, 2007
b)      Other Additional Written Offering Communications:
None

III-1

SCHEDULE IV
List of Persons Subject to Lock-Up Agreements
Steven M. Shindler
Gokul Hemmady
Gary D. Begeman

IV-1

EXHIBIT A
FORM OF OPINION OF WILLIAMS MULLEN, COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(C)
     (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     (ii) Each subsidiary of the Company organized in the United States (each a “U.S. Subsidiary” and collectively, the “U.S. Subsidiaries”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     (iii) This Agreement has been duly authorized, executed and delivered by the Company.
     (iv) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Time of Sale Memorandum and the Final Memorandum.
     (v) The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable under the Delaware General Corporation Law.
     (vi) All of the issued and outstanding shares of capital stock of each U.S. Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Company and, to counsel’s knowledge and except as described in the Time of Sale Memorandum and the Final Memorandum, are free and clear of all liens and encumbrances.
     (vii) The Securities have been duly authorized and, when executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, and (C) procedural requirements of law applicable to the exercise of creditors’ rights generally; and the registered holders of the Securities will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

     (viii) The shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Indenture and the Securities, will be validly issued, fully paid and non-assessable under the Delaware General Corporation Law and the issuance of the shares of Common Stock will not be subject to any preemptive or similar rights under the Company’s Articles of Incorporation or Bylaws.
     (ix) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies (C) procedural requirements of law applicable to the exercise of creditors’ rights generally, and (D) as to the Registration Rights Agreement, the effect of public policy on the enforceability of provisions relating to indemnification or contribution.
     (x) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene (A) any provision of law applicable to the Company, (B) the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, (C) the terms of any agreement or other instrument to be listed on a schedule hereto, or (D) to counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any U.S. Subsidiary, except, with respect to clauses (A) and (C), to the extent that any contravention would not have a Material Adverse Effect.
     (xi) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except (A) such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities (as to which such counsel need not express any opinion) and (B) by federal and state securities or Blue Sky laws with respect to the Company’s obligations under the Registration Rights Agreement and as to which the failure to so obtain would not materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities.
     (xii) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Memorandum and the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (xiii) When the Securities are issued and delivered pursuant to the Purchase Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

     (xiv) The statements relating to legal matters, documents or proceedings included in the Time of Sale Memorandum and the Final Memorandum under the captions “Description of Notes,” “Description of Capital Stock” and “Transfer Restrictions,” in each case, fairly summarize, in all material respects, such matters, documents or proceedings.
     (xv) The statements in the Time of Sale Memorandum and the Final Memorandum under the caption “Certain United States Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.
     (xvi) Each document filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Memorandum and the Final Memorandum (except for the financial statements, notes thereto and schedules and other financial, numerical, statistical and accounting information and data included or incorporated by reference therein (collectively, the “Excluded Information”), as to which such counsel need not express any opinion), on the date such document was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.
     (xvii) Assuming (A) the accuracy of, and compliance with, the representations, warranties and agreements of the Company and the Initial Purchasers in this Agreement and (B) that each person to whom the Initial Purchasers offer, sell or deliver the Securities is a qualified institutional buyer as defined in Rule 144A under the Securities Act, or a person (other than a U.S. person) outside the United States in reliance on Regulation S under the Securities Act, it is not necessary in connection with the offer, sale and delivery of the Securities on the Closing Date to the Initial Purchasers under this Agreement or in connection with the initial resale of such Securities by the Initial Purchasers as contemplated by and in accordance with this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.
     (xviii) To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is or may be a party or to which any of the properties of the Company or any of its Subsidiaries is or may be subject that are required to be described in the Time of Sale Memorandum and the Final Memorandum and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Time of Sale Memorandum and the Final Memorandum that are not described as required.
     In addition, such counsel shall state that nothing has come to the attention of such counsel that causes such counsel to believe that the Time of Sale Memorandum (except for the Excluded Information, as to which such counsel need not express any opinion), as of the Applicable Time, and the Time of Sale Memorandum and the Final Memorandum (except for the Excluded Information, as to which such counsel need not express any opinion) each as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     With respect to the immediately preceding paragraph, Williams Mullen may state that their beliefs are based upon their participation in the preparation of the Time of Sale Memorandum and the Final Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

EXHIBIT B-1
FORM OF OPINION OF ARGENTINA COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(d)
1. Nextel Communications Argentina S.A. (“Nextel Argentina”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Argentina;
2. Nextel Argentina’s subsidiary, Radio Movil Digital Argentina S.A. (“RMD”), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Argentina;
3. Each of Nextel Argentina and RMD (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Argentine governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Argentina and RMD taken as a whole; and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Argentina, except as described in the Time of Sale Memorandum and the Final Memorandum;
4. the statements in the Company’s Form 10-K for the fiscal year ended December 31, 2006, incorporated by reference in the Time of Sale Memorandum and the Final Memorandum under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Argentina — Competition,” “Business — Operating Companies — Argentina — Purchaser Acquisition,” “Business — Operating Companies — Argentina — Regulatory and Legal Overview” and “Business — Operating Companies — Argentina — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and
5. there are no restrictions (legal, contractual or otherwise) on the ability of Nextel Argentina: (i) to declare and pay any dividends or make any payment to its stockholders other than those described in the Time of Sale Memorandum and the Final Memorandum provided, however, that pursuant to Argentine

B-1-1

law repatriation of capital is not freely allowed; and (ii) to transfer any property to its stockholders other than those described in the Time of Sale Memorandum and the Final Memorandum; and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company; and such descriptions, if any, fairly summarize such restrictions.

B-1-2

EXHIBIT B-2
FORM OF OPINION OF BRAZIL COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Nextel Telecomunicações Ltda. (“Nextel Brazil”) is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of the Federative Republic of Brazil (“Brazil”). Under the terms of Nextel Brazil’s Articles of Association and other corporate documents, Nextel Brazil has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel Brazil and Nextel Brazil’s subsidiary, Nextel Telecomunicações de Longa Distância Ltda. (“NTLD”), taken as a whole;
2. NTLD is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of Brazil. Under the terms of NTLD’s Articles of Association and other corporate documents, NTLD has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on NTLD;
3. Nextel S.A. (“Nextel S.A.”) is a corporation (sociedade por ações) duly formed and existing under the laws of Brazil. Under the terms of Nextel S.A.’s Articles of Association and other corporate documents, Nextel S.A. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel S.A.;
4. except for certain local state and municipal permits related to site leases for the installation of towers, each of Nextel Brazil, Nextel S.A. and NTLD (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Brazilian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Brazil, Nextel S.A. and NTLD, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Brazil, Nextel S.A. and NTLD, taken as a whole, except as described in the Time of Sale Memorandum and the Final Memorandum;
5. the statements contained in the Company’s Form 10-K for the fiscal year ended December 31, 2006, incorporated by reference in the Time of Sale Memorandum and the Final Memorandum under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans — We are subject to foreign taxes in the countries in which we operate, which may reduce amounts we receive from our operating companies or may increase our tax costs,” insofar as it relates to certain tax assessment notices received by Nextel Brazil, “Business — Operating Companies — Brazil — Competition,”

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“Business — Operating Companies — Brazil — Regulatory and Legal Overview” and “Business — Operating Companies — Brazil — Foreign Currency Controls and Dividends,” in each case insofar as certain parts of such statements constitute summaries of Brazilian legal matters, legal documents or legal proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and
6. there are no legal restrictions on the ability of Nextel S.A. (the Brazilian subsidiary through which any dividend is expected to flow), Nextel Brazil and/or NTLD, to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Time of Sale Memorandum and the Final Memorandum and such restrictions would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of Nextel S.A. and NTLD, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-3
FORM OF OPINION OF CHILE COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Centennial Cayman Corp Chile S.A. and Multikom S.A. (the “Operating Companies”) have been duly incorporated, are validly existing as corporations and are in good standing under the laws of Chile, have the corporate power and authority to own their property and to conduct their business as described in the Time of Sale Memorandum and the Final Memorandum and are duly qualified to transact business and to own or lease property in Chile, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Operating Companies.
2. The Operating Companies have no subsidiaries.
3. Each of the Operating Companies has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Chilean governmental, administrative or regulatory authorities to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by reference in the Time of Sale Memorandum and the Final Memorandum, except: (i) as otherwise described in or contemplated by reference in the Time of Sale Memorandum and the Final Memorandum; and/or (ii) to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Operating Companies, taken as a whole.
4. Except as described in or contemplated by reference in the Time of Sale Memorandum and the Final Memorandum, to our knowledge, none of the Operating Companies has received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole.
5. The statements contained in the Company’s Form 10-K for the fiscal year ended December 31, 2006, incorporated by reference in the Time of Sale Memorandum and the Final Memorandum under the captions “Risk Factors — Risk Factors Relating to our Company — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans” (only as they relate to the Operating Companies), “Risk Factors — Risk Factors Relating to our Company — Government regulations determine how we operate in various countries, which could limit our growth and strategy plans,” “Business — Operating Companies — Chile — Competition,” “Business — Operating Companies — Chile — Regulatory and Legal Overview” and “Business — Operating Companies — Chile — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Chilean legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.
6. There are no restrictions (legal, contractual or otherwise) on the ability of Operating Companies to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies,

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taken as a whole; and such descriptions, if any, fairly summarize such restrictions (without considering as restrictions for these purposes any relevant taxes to be paid by the Operating Companies at a corporate level or by any shareholder of the Operating Companies as a foreign investor).

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EXHIBIT B-4
FORM OF OPINION OF MEXICO COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Comunicaciones Nextel de México, S.A. de C.V. (“Nextel Mexico”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Mexico, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Mexico and its subsidiaries, taken as a whole;
2. each subsidiary of Nextel Mexico has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Mexico and its subsidiaries, taken as a whole;
3. each of Nextel Mexico and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Mexican governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Mexico and its subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Mexico and its subsidiaries, taken as a whole, except as described in the Time of Sale Memorandum and the Final Memorandum;
4. as of May 24, 2007, we confirm that each of the Nextel Mexico’s license-holding subsidiaries have filed an application with the Mexican Secretary of Communications and Transportation (“SCT”) to renew thirty (30) of the concessions they hold for an equal term as such originally granted. All the applications were filed before the expiration of the term of each relevant concession however the SCT resolutions approving the requested renewals have not been issued. Due to the foregoing, up to date the term of twelve (12) of those concessions have already expired. Nevertheless we do not foresee any reason according to which the SCT could deny the renewal applications since the latter should be approved under standard procedural basis, however the granting of such approval cannot be guaranteed in any manner whatsoever;
5. the statements contained in (i) the Company’s Form 10-K for the fiscal year ended December 31, 2006, under the captions specifically reviewed “Business-2006 Significant Developments,” “Business-Operating Companies-Mexico-Operating Company Overview,” “Business-Operating Companies-Mexico-Competition,” “Business-Operating Companies-Mexico-Regulatory and Legal Overview,” “Business-Operating Companies-Mexico-Foreign Currency Controls and Dividends,” “Business-Operating

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Companies-Mexico-Income Tax Legislation,” and (ii)the Time of Sale Memorandum and the Final Memorandum under the captions specifically reviewed “Risk Factors Relating to our Company —We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Risk Factors Relating to our Company — Government regulations determine how we operate in various countries, which could limit our growth and strategy plans,” “Risk Factors Relating to our Company — If our licenses to provide mobile services are not renewed, or are modified or revoked, our business may be restricted,” “Risk Factors Relating to our Company — Costs and other aspects of a future deployment of advanced digital technology could adversely affect our operations and growth,” “Risk Factors Relating to our Company — Our financing agreements have included, and future financing agreements may include, covenants that limit how we conduct our business, which may affect our ability to grow as planned, “Risk Factors Relating to this Offering—Our subsidiaries hold substantially all of our assets and conduct substantially all of our operations and they will not be obligated to make payments on the notes,” in each case insofar, may constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading, except as provided in paragraph (E) above, which refers to the renewal of the concessions of Nextel Mexico’s license-holding subsidiaries; and
6. there are no restrictions (legal, contractual or otherwise) on the ability of Nextel Mexico to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Time of Sale Memorandum and the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the NII Holdings, Inc. and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-5
FORM OF OPINION OF PERU COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Nextel del Perú, S.A. (“Nextel Peru”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Peru, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Peru and its subsidiaries, taken as a whole;
2. each subsidiary of Nextel Peru has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Peru and its subsidiaries, taken as a whole;
3. each of Nextel Peru and its subsidiaries (i) has all necessary concessions, licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Peruvian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Peru and its subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Peru and its subsidiaries, taken as a whole, except as described in the Time of Sale Memorandum and the Final Memorandum; and
4. the statements contained in the Company’s Form 10-K for the fiscal year ended December 31, 2006, incorporated by reference in the Time of Sale Memorandum and the Final Memorandum under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Peru — Competition,” “Business — Operating Companies — Peru — Regulatory and Legal Overview” and “Business — Operating Companies — Peru — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of Peruvian law and legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.

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EXHIBIT C
FORM OF LOCK-UP AGREEMENT
_______________________, 2007
Deutsche Bank Securities Inc.
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
c/o Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Ladies and Gentlemen:
     The undersigned understands that Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (the “Initial Purchasers”) propose to enter into a Purchase Agreement (the “Purchase Agreement”) with NII Holdings, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the Initial Purchasers of certain convertible notes due 2012 (the “Notes”) of the Company which are convertible into shares of the common stock, par value $0.001 per share (the “Common Stock”), of the Company.
     To induce the Initial Purchasers that are participating in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Deutsche Bank Securities Inc., it will not, during the period commencing on the date of the final offering memorandum relating to the Offering (the “Offering Memorandum”), and ending 90 days after the date of the Offering Memorandum (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.
     The foregoing paragraph shall not apply to
(A)	the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof;

(B)	the granting of any options, deferred shares or other equity awards under the Company’s equity incentive plans, so long as such options do not vest and become exercisable or such deferred shares or other awards do not vest, in each case, in the absence of extraordinary events or occurrences beyond the control of the grantee or recipient, until after the expiration of such 90-day period;

(C)	transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market purchases after the completion of the offering of the Notes pursuant to the Purchase Agreement;

(D)	transfers to immediate family members or to a trust of which the transferor or the transferee family members is a beneficiary; transfers as a bona fide gift; or distributions or transfers to partners, members or controlled affiliates of the transferor, provided that, in each case, the transferee, donee or distributee agrees to be bound by the terms hereof;

(E)	transfers effected by the undersigned or the undersigned’s personal representative in the event that the undersigned dies or becomes permanently disabled; and

(F)	transfers pursuant to the terms and conditions of any existing Rule 10b5-1 plans as in effect as of the date hereof.
     In addition, the undersigned agrees that, without the prior written consent of Deutsche Bank Securities Inc., it will not, during the Lock-Up Period make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
     The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Notwithstanding any of the foregoing, the undersigned understands and agrees that this Lock-Up Agreement shall be effective so long as the Purchase Agreement is entered into by the parties thereto and the Purchase Agreement remains in full force and effect. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.
[Signature Page Follows]

Very truly yours,

(Name)

(Address)

EXHIBIT D
FORM OF REGISTRATION RIGHTS AGREEMENT

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